UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

Viemed Healthcare, Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38973	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Rd. Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
(337) 504-3802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	VMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition

On March 4, 2026, Viemed Healthcare, Inc. (the "Company") issued a press release announcing its financial results for the three months and year ended December 31, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, a copy of the Company's Financial Supplement for the three months and year ended December 31, 2025 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 4, 2026, the Company also issued a press release announcing that its Board of Directors has approved a share repurchase program, the details of which are summarized in Item 8.01 below. That press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information presented in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, 99.2, and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On March 4, 2026, the Company's Board of Directors authorized and approved a share repurchase program on Nasdaq. Under the terms of the program, Viemed may repurchase up to 1,930,131 common shares of the Company from time to time through open market purchases, block purchases or otherwise in accordance with applicable securities laws, including Rule 10b-18 of the Exchange Act.

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”), including statements regarding potential repurchases by the Company of its common shares. By their nature, forward-looking statements are subject to risks, uncertainties, and contingencies, including the market price of the common shares, the availability of common shares for repurchase and the available funds for the repurchase of common shares. The Company does not undertake to update any forward-looking statements, including those contained in this Current Report on Form 8-K. For further information regarding risks and uncertainties associated with the Company, please refer to the “Risk Factors” section of the Company’s SEC filings, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1    Press Release dated March 4, 2026.
99.2    Financial Supplement dated March 4, 2026.
99.3    Press Release dated March 4, 2026.
104     Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 4, 2026

VIEMED HEALTHCARE, INC.

By:	/s/ Trae Fitzgerald
Trae Fitzgerald
Chief Financial Officer